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                                                                   EXHIBIT 10.20

REGUS AGREEMENT                                                            REGUS

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                                                                                                 LICENCE AGREEMENT
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[LOGO OF REGUS                                                                              D   D   M   M   Y   Y
 APPEARS HERE]    -----------------------------------------    ---------------------------------------------------
                  Agreement Nr.:                               Agreement Date:
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
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1a    OPERATOR - REGISTERED ADDRESS                            1b    OPERATOR - LOCATION
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REGUS (UK) LTD - TRAFALGAR DIVISION                            REGUS (UK) LTD - BASINGSTOKE DIVISION
1 Northumberland Avenue                                        Pinewood, Chineham Business Park, Basingstoke
Trafalgar Square                                               Hampshire, RG24 8YJ
London                                                         Bank details: National Westminster Bank
WC2N 5BW                                                       West Byfleet Branch, PO Box 320
                                                               5 Station Approach, Surrey, KT14 6YJ - UK
                                                               Sort code: 60-23-40, Acct: 65706498
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2a    USER - REGISTERED ADDRESS                                2b   USER - INVOICING ADDRESS (if different)
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COMPANY NAME  MANNATECH INC                                    COMPANY NAME:
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CONTACT/TITLE  MICHELLE VOHS.                                  CONTACT/TITLE:
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ADDRESS:  6005 ROYAL LN.                                       ADDRESS:
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          SUITE 200, COPPELL
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          TEXAS
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POST CODE:  75019                                              POST CODE:
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TELEPHONE:  001 972 471 7400                                   TELEPHONE:
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3      FOR COMPANY USE ONLY                                    COMMENTS:
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User's Suite Room No.(s) 102 104 103 106 107                   AN INCREMENT OF THE CURRENT
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or such other room within the accommodation as allocated by    RATE OF INFLATION + 5% WILL
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the Operator in substitution from time to time.                BE ADDED TO THE STANDARD FACILITY
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Deposit Receipt          13260                XXXXXXXXXXXXX    FEE.
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In respect of the agreed accommodation on behalf of            (INFLATION RATE AS OF 01/05/00)
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Regus UK Ltd.
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Standard Facility Fee   6630          per calender month
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VAT    (pound)  1160-25              D   D   M   M   Y   Y
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Term Commencement Date               0   1   0   6   0   0
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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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Termination Date                     3   1   0   5   0   1
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This Licence Agreement (hereafter LA) is made between the User whose name appears in 2 above (hereafter "User") and the Operator whose registered name and address appear in 1a (hereafter "Operator"). The Accommodation is Pinewood,
Chinewood Business Park, Basingstoke, Hampshire RG24 8YJ hereafter "Accommodation").
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The User hereby confirms that The User has read and understood the terms and conditions overleaf and agrees to be bound thereby and The Operator agrees to provide the services and facilities as mentioned overleaf.
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For and on behalf of The Operator                              For and on behalf of The User
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Name (printed):  JASON MCCOY                                   Name (printed):  PATRICK COBB
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Title:  AREA SALES MANAGER                                     Title:  CFO
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Signature:                              Date:                  Signature:                              Date:

          /s/ JASON MCCOY                    27/04/99.                  /s/ PATRICK COBB                    29/4/99
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                                                           /s/ ILLEGIBLE
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                             Terms and Conditions

1.      Facilities and Services provided under this Agreement.

    a) In consideration of the payment by the Client of the standard facility fee specified in box 3 overleaf each month, the Operator provides the Client with access to and use of fully furnished office accommodations (the "Accommodations") as specified overleaf in box 3 and public areas such as reception, kitchen, sanitary facilities and photocopying areas during the normal operating hours of 08.30 hours and 18.00 hours from Mondays to Fridays and with express permission from the Operator outside these hours. The standard facility fee includes all rates (except where specifically agreed between Client and Operator). In addition, the standard facility fee includes:

        . four hours free use of the conference room for every complete calendar month of this Agreement, subject to availability.

        . three days office usage of any Regus centre world-wide, subject to availability, free of charge for every complete calendar month of this agreement.

        . all service charges relating to normal use of heating, lighting, cleaning, and servicing of public areas such as reception, kitchen, and sanitary facilities.

        .  personalized telephone answering and receptionist to greet visitors.

        b) The following services and facilities are made available for an additional service charge, either directly or through third parties: secretarial services; photocopying; messaging; courier Services; facsimile; travel arrangements; office supplies; translations; meeting rooms; food and beverage services; mail handling; and video conferencing (subject to availability).

2.      Duration and Termination of the Agreement.

        a) This Agreement is concluded for the duration specified in section 3 overleaf. Unless terminated in writing by either party giving three months notice (two months if the original duration is three months or less), it will be automatically extended by further periods of three months until three months notice of termination is received to the end of an extension period.

        b) Extraordinary termination of the Agreement and of the right of access to the business centre.

            i. The Operator may terminate the Agreement or refuse an extension of the Agreement for just cause, including breach of any part of this Agreement. Equally, if the Client, being a company, enters into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or, being an individual, has a receiving order made against him or becomes bankrupt, the Operator will have the right to terminate all of the Clients rights under the Agreement or such other rights as the

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        Operator delegates with or without notice to the Client and in addition to and not in lieu of other remedies available. Upon such action by the Operator, the Client will remain liable for all obligations which have previously accrued and will have to pay an indemnity equal to three months standard facility fee or the total facility fee of the unexpired term whichever is greater.

                ii. In case of termination of the contract between the Operator and the building owner, the Operator is entitled to terminate the agreement with the Client by giving the Client no less than three months notice to the end of a calendar month.

        c)      Extension of stay beyond the normal period of the Agreement.

        Should the Client require the use of the Accommodation once his Agreement period has terminated and has not been renewed under the general provisions of this Agreement, it is at the Operator's discretion to permit such an extension, and it is subject to a surcharge on the standard facility fee.

3.      Payment of the Standard Facility Fee and Service Charges.

        a)  Standard Facility Fee.

        The standard facility fee plus applicable VAT as listed in section 3 overleaf is payable in advance on the first working day of each month.

        b)  Service charges.

        All service charges for additional services and facilities used plus applicable VAT are invoiced in arrears and are payable within seven days of receipt of invoice. The Operator reserves the right to change the cost of any or all of the service charges at any time during the term of the Agreement by giving 30 days notice to the Client.

        c)  Deposit.

        Prior to being given access to the Accommodation, the Client will pay a deposit specified overleaf as security against all obligations entered into by the Client in this Agreement, including any damage to the Client's Accommodations and furnishings and fittings therein. This deposit will be returned to the Client within 60 days of the Client vacating the premises, subject to the deduction of any outstanding standard facility fee or service charges or other fees outstanding and the case of returning the Accommodation to the condition it was found in at the commencement of the term, reasonable wear and tear excepted. The Operator reserves the right to increase the deposit should the Client's outstanding facility fee and service charges exceed the deposit amount held or if the Client is repeatedly in arrears with payment of invoices.

        d)  Penalties upon late payment.

        The Operator reserves the right to terminate the Agreement and ask the Client to vacate the Accommodation immediately if the standard facility fee is not paid or the service charges for the additional services are not paid by the end of the day they are due. Any unpaid charges left

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outstanding after their due date will be subject to increase at the rate of 4%
above the prevailing base rate.

        e)  Payment of disputed invoiced items.

        Should part of an invoice issued by the operator be in dispute, the Client will be obliged to pay by the deadlines mentioned above the part of the invoice which is not in dispute while the disputed amount is being settled between the operator and the Client without prejudice to paragraph 3(d) above.

4.      The Client's Rights and Responsibilities.

        a) The Client will be entitled to carry on his business in the Accommodation specified in box 3 overleaf. The Operator reserves the right to reduce the Client to move to another Accommodation of similar size and equipment within the business centre should this become necessary for business reasons.

        b) During the term of this Agreement and subject to timely payment of the standard facility fee, the Client is entitled to use the address of the business centre as his business address. Upon termination of the Agreement for whatever reason, it is the Client's responsibility to notify all parties of the change of address. Subsequent mail sent to the address will be returned to sender.

        c) The Client may only conduct business from the Accommodation in the name of the Client specified overleaf or such other business name as may be agreed in writing with the Operator.

        d) Upon being given access to the Accommodation, an inventory list will be drawn up in which the Client confirms receipt of keys or entry cards, the condition of the Accommodation and furniture and fittings at the start of the Agreement.

        e) The keys and entry cards remain the property of the Operator and shall not be duplicated or transferred to third parties without the express written permission of the Operator. The loss of keys must be reported to the Operator immediately. The cost of lost keys or cards as well as the cost of changing locks will be born by the Client. Should the Client use the premises outside normal working hours, he is responsible for locking all doors used.

        f) The Client may not alter the Accommodation allocated to him in any way or install any furniture, equipment or telecommunication connections without the prior written consent of the Operator. The granting of this consent is entirely at the discretion of the Operator.

        g) The Client will conduct his business in a way which does not interfere with the Operator or any other Client of the business centre and will comply with all laws, permits, licensing laws, taxes and any other requirements regulating the conduct of his business.

        h) The Client may not bring animals into the centre or play loud music or use amplification equipment.

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        i)  The Client may not mount signs or any type of advertising boards visible from outside his immediate Accommodation. If a house directory is available in the business centre, the Client will be included in this. Any costs incurred in doing so will be paid for by the Client.

        j) The Client may not use the Accommodation for any activities or actions which could be damaging to the Operator or the building owner or which could lead to an increase in the insurance premiums to be paid by the Operator.

        k) The Client may not itself or by any connected company or person offer or procure the offer of any employment or hire of the employees of the Operator. This applies to the entire duration of the Agreement and six months following its termination. If the Client contravenes this provision, the Operator will be entitled to compensation in the sum of the total annual remuneration of the employees in question.

        l) The Client will remain solely responsible for the safety of its property and personnel and is responsible for arranging contents and third party liability insurance for his equipment and belongings and for his actions and the actions of his employees. The Client shall defend, indemnify and hold the Operator harmless from any and all claims, liability or loss arising out of or incident to (i) any injury to or death of persons occurring on or about the Accommodation and (ii) the provision of, or use by the Client of any facilities (including occupancy of the Accommodation) or services hereunder.

        m) The Client shall take such steps as are necessary to comply with its health and safety obligations and shall comply with such reasonable requirements as the Operator in this regard or in the management of the business centre generally as are necessary from time to time.

        n) The Client will use the premises for general office purposes only and for no other purposes (i.e. retail or a service open to the general public), and will not use the premises to provide to others services provided by Regus to Regus Clients and will not in any way whatsoever use or combine the Regus name, in whole or in part, for the purpose of trading activities.

        o) The Client shall vacate the Accommodation on the day of expiration of this Agreement leaving the Accommodation in the same condition as it was found save fair wear and tear. The Operator does not accept responsibility for any belongings of the Client left in the Accommodation and has a right to dispose of such property.

        p) Joint and several liability. Should the Client be more than one person, all parties to the Agreement are liable jointly and severally for all obligations arising from the Agreement.

5.      The Operator's Rights and Responsibilities.

        a)  The Operator is responsible for:

        . general maintenance of the business centre and the Client's Accommodation;

        .  cleaning of the entire business centre;

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        .  adequate lighting during normal opening hours; and

        .  maintenance, checks and renewals of equipment in the business centre.

        b) The Operator has the right to enter the Client's Accommodation upon giving reasonable notice, to inspect them, undertake repairs and maintenance work and to show the Accommodation to prospective clients.

        c) The Operator will not be liable for any loss sustained as a result of the Operator failing to provide any of the services as set in this Agreement as a result of any mechanical breakdown, strike, delay or failure of any staff, manager or caretaker to perform their duties unless acting with gross negligence and intent.

        d) If the Client cannot be given access to the Accommodation or services temporarily, the Operator's liability will be limited to forfeiting the standard facility fee chargeable for that period.

        e) If the Operator is unable to deliver possession of any part of the Accommodation to be provided at the commencement of the term, the Operator will not be liable for any resulting damage nor will he have any liability except that the Client will not have to pay the standard facility fee for the period concerned and may withdraw from the Agreement.

6.      Other Provisions.

        a) This Agreement represents a contractual agreement between the Client and the Operator for the provision of services by the Operator to the Client. The Operator and the Client acknowledge by their execution hereof that no tenancy or lease rights are created in favor of the Client.

        b) This Agreement is not assignable by the Client without the express written permission of the Operator.

        c) This Agreement may be transferred to another Regus Centre world-wide with 60 days notice.

        d) All notices by the Client or the Operator to the other must be in writing and delivered to an officer or authorized representative of the party concerned or sent by registered mail to the respective address shown overleaf.

        e) The invalidity or unenforceability of any provision herein will not effect or impair the validity of any other provision. No waiver of any default of the Client will be implied from any failure by the Operator to take action with respect to such default.

        f) This Agreement supercedes any prior agreement and embodies all the contractual stipulations between the Client and the Operator relative to its subject matter.

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        g)  Venue and jurisdiction. This Agreement is interpreted and enforced in accordance with the laws of the country in which the Regus Centre in question is registered, as specified in box 1 overleaf.

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